SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            June 7, 2017
                          Date of Report
                  (Date of Earliest Event Reported)

                VENTURA SPORTS AND ENTERTAINMENT INC.
      (Exact Name of Registrant as Specified in its Charter)

              ROBIN STREET ACQUISITION CORPORATION
     (Former Name of Registrant as Specified in its Charter)

Delaware                    000-55674                        81-3425685
(State or other        (Commission File Number)            (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)
                        2738 Seastrand Lane
                Mount Pleasant, South Carolina 29466
           (Address of principal executive offices) (zip code)

                         843-3676-3832
       (Registrant's telephone number, including area code)

                   9545 Wilshire Boulevard
               Beverly Hills, California 90212
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 8, 2017, Ventura Sports and Entertainment Inc. (formerly Robin Street Acquisition Corporation). (the "Registrant" or the "Company")

issued 5,000,000 shares of its
common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90.9% of the total outstanding 5,500,000 shares of common stock as follows:

          Mark Schuster        4,000,000
          John Minio             200,000
          Denny Spruce           200,000
          Jack Heller            150,000
          James Murphy           150,000
          Craig Puckett          150,000
          Joey Carlos Martinez   150,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On June 7, 2017, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to acquire and develop two moderate-sized mixed-use sport stadium locations and a minor league baseball league based in
Texas.   The Company anticipates that one stadium will be constructed near
Waco, Texas and the second in or near Royse City, Texas. The Company has secured memoradums of understanding from each of the cities in regard to the construction of these stadiums. The Company envisions that the stadiums will be mixed use venues for sporting events, including baseball, musical events, festivals, private parties, civic events and philanthropic gatherings.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On June 7, 2017, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

          Mark Schuster was named sole director of the Registrant:

         Mark Schuster was named President, Secretary and Chief Financial
            Officer of the Registrant.

    Mark Schuster serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. Mr. Schuster has been actively involved in professional minor league baseball for more than 25 years. He has served in several managerial positions among a number of minor league basement teams affiliated with Major League Baseball, including GM of the Cleveland Indians Class-Affiliate Burlington Indians (1991), VP/General Manager of the Minnesota Twins Class-A Affiliate in Fort Myers, Florida (1994), and VP/General Manager of the Charleston RiverDogs, a Class-A affiliate of the Tampa Bay Rays (1996). In such positions, Mr. Schuster was responsible for the completion of the construction of a $19MM baseball stadium in downtown Charleston, South Carolina. From 2001 to 2004, Mr. Schuster served as president of Metropolitan Sports, Portland, Oregon, which had sports holdings in the Triple A affiliate of the San Diego Padres, the Portland Timbers, and the Tri-City Dust Devils, a professional baseball team in the Northwest League. From 2004 to 2015, Mr. Schuster operated Ventura Sports Group (which he formed in 2004) for the purpose of owning and operating independent professional baseball teams.
That company owned several minor league teams and was responsible for the construction of several stadiums. In 1999, Mr. Schuster won the Larry MacPhail Trophy awarded to Minor League Baseball's top promoter and was also honored as the South Atlantic League Executive of the Year.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             VENTURA SPORTS AND ENTERTAINMENT INC.

Date: June 8, 2017
           			/s/ Mark Schuster, President